UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
November 23, 2009

QUANTUM SOLAR POWER CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52686
(State or other jurisdiction of incorporation)	(Commission File No.)

16 Midlake Blvd.
Suite 312
SE Calgary, Alberta, Canada T2X 2X7
(Address of principal executive offices and Zip Code)

403-397-7211
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITE AGREEMENT

On November 23, 2009, we entered into an agreement with Canadian Integrated Optics BC LTD. wherein we agreed to purchase all of their solar cell technology in consideration of 71,500,000 restricted shares of common stock.  As part the transaction, Desmond Ross will return 47,000,000 shares of our common stock that he owns to treasury.  Closing of the transaction will occur shortly.

ITEM 7.01	REGULATION FD

On November 23, 2009, we issued a press release announcing the execution of the definitive agreement described in Item 1.01 above.

ITEM 9.01	EXHIBITS

            99.1    Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 23rd  day of November 2009.

QUANTUM SOLAR POWER CORP.

BY:	DESMOND ROSS
Desmond Ross, President